UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 6, 2015

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 6, 2015, the Company issued a press release announcing that a quarterly dividend of eleven cents $0.11 per share would be paid to all shareholders of record on December 14, 2015 and disbursed on December 21, 2015.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated November 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: November 6, 2015	ESCALADE, INCORPORATED

By: /s/ Stephen R. Wawrin

Vice President Finance, Chief Financial Officer and Secretary

2